Provisions	12 Months Ended
Dec. 31, 2024
Provisions [abstract]
Provisions
19    Provisions

Accounting policies
A provision is a liability of uncertain timing or amount. Provisions are recognized if, as a result of a past event, the company has a present legal or constructive obligation, it is probable that an outflow of economic benefits will be required to settle the obligation and the amount can be estimated reliably. Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax discount rate that reflects current market assessments of the time value of money. The increase in the provision due to passage of time (accretion) is recognized as interest expense.
Restructuring-related provisions
Provisions for severance and termination benefits are recognized for those costs only when the company has a detailed formal plan for the restructuring and has raised a valid expectation with those affected that it will carry out the restructuring by starting to implement that plan or announcing its main features to those affected by it. Before a provision is established, the company recognizes any impairment loss on the assets associated with the restructuring.
Accounting estimates and judgments
By their nature, the recognition of provisions requires estimates and assumptions regarding the timing and the amount of outflow of resources. The main estimates include:
•Product warranty provisions – the provisions for assurance-type product warranty reflect the estimated costs of replacement and free-of-charge services that will be incurred by the company with respect to products sold and include costs to execute quality remediation and related field actions (including the Respironics field action). These require management to make estimates and assumptions about items such as quantities and the portion of products to be remediated through replacement, repair or (partial) refund.
•Environmental provisions – provisions for environmental remediation can change significantly due to the emergence of additional information regarding the extent or nature of the contamination, the need to utilize alternative technologies, actions by regulatory authorities as well as changes in judgments and discount rates. The impact of climate change is also considered when assessing whether Philips has a present legal or constructive obligation, particularly in relation to fines, penalties and commitments to reduce greenhouse gas emissions.
•Legal provisions – provisions for legal claims and investigations reflect the best estimate of the outflow of resources, supported by internal and external legal counsel, when it is probable that such outflow of resources will be required to settle an obligation.
•Contingent consideration provisions – the provision for contingent consideration reflects the fair value of the expected payment to former shareholders of an acquired company for the exchange of control if specified future events occur or conditions are met, such as the achievement of certain regulatory milestones or the achievement of certain commercial milestones. The provision for contingent consideration can change significantly due to changes in the estimated achievement of milestones and changes in discount rates. Changes in fair value of the contingent consideration liability are reflected in other business income (expenses).
Philips Group
Provisions in millions of EUR

	Post-employment benefits	Product warranty	Environmental	Restructuring-related	Legal	Contingent consideration	Other	Total
Current		624	22	102	477	57	181	1,463
Non-current	558	67	80	14	10	58	248	1,035
Balance as of December 31, 2023	558	692	102	116	487	115	429	2,498

Additions	81	439	9	131	1,015	5	185	1,865
Utilizations	(76)	(507)	(15)	(127)	(477)	(9)	(124)	(1,336)
Releases	(5)	(15)	-	(26)	(28)	(3)	(35)	(113)
Accretion			5		38	3	(1)	45
Changes in discount rate			(7)				-	(8)
Translation differences and other	2	(24)	4	(1)	44	3	(8)	21
Total change	3	(107)	(5)	(23)	592	(2)	16	474

Current		522	20	77	1,066	61	229	1,977
Non-current	560	63	76	16	13	52	216	996
Balance as of December 31, 2024	560	585	96	94	1,079	113	446	2,972
Philips Group
Provisions in millions of EUR

	Post-employment benefits	Product warranty	Environmental	Restructuring-related	Legal	Contingent consideration	Other	Total
Current		653	20	134	74	23	112	1,018
Non-current	546	80	83	6	14	89	279	1,097
Balance as of December 31, 2022	546	733	104	140	89	113	390	2,115

Additions	112	553	18	263	644	24	223	1,836
Utilizations	(91)	(553)	(14)	(219)	(235)	(20)	(134)	(1,266)
Releases	(10)	(20)	(2)	(67)	(10)	(7)	(45)	(159)
Accretion			5		23	1	(3)	25
Acquisitions						6		6
Changes in discount rate			(6)					(6)
Translation differences and other	-	(22)	(3)	(2)	(23)	(2)	(1)	(53)
Total change	12	(42)	(2)	(24)	399	2	39	383

Current		624	22	102	477	57	181	1,463
Non-current	558	67	80	14	10	58	248	1,035
Balance as of December 31, 2023	558	692	102	116	487	115	429	2,498
Post-employment benefits
For details of post-employment benefits refer to Post-employment benefits.
Product warranty provisions
Product warranty provisions include costs to execute quality remediation and related field actions, as well as the field action provision in connection with the Philips Respironics voluntary recall notification which is explained separately below.The company expects the provisions to be utilized mainly within 2025.
Additions in 2024 include quality remediation and related field actions of EUR 137 million and EUR 139 million in the Diagnosis & Treatment and Connected Care segments, respectively, mainly for the following matters:
Trilogy EVO and Trilogy EV300
In September 2024, Philips issued a field safety notice to customers of its Trilogy EVO and Trilogy EV300 ventilators, regarding a potential contamination issue when the ventilator is used in combination with in-line nebulizers. This notification was updated in November 2024 with additional customer instructions. Philips is in the process of commencing the necessary remediation actions.
Respironics field-action provision
On June 14, 2021, Philips subsidiary Philips Respironics initiated a voluntary recall notification in the US and field safety notice outside the US for certain sleep and respiratory care products related to the polyester-based polyurethane (PE-PUR) sound abatement foam in these devices. The remediation is progressing globally. The total number of units expected to be remediated as of December 31, 2024 is 5.1 million (2023: 5.6 million) devices globally. The decrease in units is mainly due to current insights regarding the number of units that are not expected to be returned to Philips or where key data collection efforts to perform remediation have been exhausted.
Philips has recognized a provision based on Philips’ best estimate of the costs to repair, replace or refund devices, subject to the Respironics field action. The provision is related to the cost to repair, replace or provide financial compensation for affected devices and includes, among others, the costs for the remaining production, the cost of intensified communication with physicians and patients, material costs, labor cost and logistics, as well as costs relating to financial compensation provided to customers under the field action. The provision does not include any product liability costs or other claims.
Philips Group
Respironics field-action provision in millions of EUR

	2023	2024
Balance as of January 1	390	334
Additions	240	30
Utilizations	(285)	(220)
Translation differences and other	(10)	(14)
Balance as of December 31	334	130
Utilizations for the year reflect the costs incurred in executing the remediation during the year.
The completion of the field action continues to be subject to uncertainty, which requires management to make estimates and assumptions about items such as quantities and the portion to be replaced, repaired and subject to financial compensation. An increase in the assumption for the financial compensation portion by 10 percentage points could have the effect of increasing the provision by an estimated EUR 18 million. Actual outcomes in future periods may differ from these estimates and affect the company’s results of operations, financial position and cash flows.
Further to the above, field-action running remediation costs during the year of EUR 133 million (2023: EUR 224 million, 2022: EUR 210 million), such as testing, external advisory and regulatory response and additional right-of-return and warranty provisions, have been incurred.
Philips and its affiliates are defendants in a number of consumer class action lawsuits from users of the affected devices and a number of individual personal injury and other compensation claims. For legal matters including claims refer to the legal provisions section of this note as well as Contingencies.
Environmental provisions
The environmental provisions include accrued costs recorded with respect to environmental remediation in various countries. In the US, subsidiaries of the company have been named as potentially responsible parties in state and federal proceedings for the clean-up of certain sites.
The additions and the releases of the provisions originate from additional insights in relation to factors like the estimated cost of remediation, changes in regulatory requirements and efficiencies in completion of various site work phases.
Approximately EUR 65 million of the long-term provision is expected to be utilized after one to five years, with the remainder after five years. For more details on the environmental remediation refer to Contingencies.
Restructuring-related provisions
Philips Group
Restructuring-related provisions in millions of EUR

	December 31, 2023	December 31, 2024
Diagnosis & Treatment	36	34
Connected Care	18	19
Personal Health	7	15
Other	56	26
Philips Group	116	94
In 2024, the most significant restructuring projects impacted segments Other and Connected Care and mainly took place in the US and the Netherlands. The restructuring comprised mainly product portfolio rationalization and the reorganization of global support functions. The company expects the provisions to be utilized mainly within the next year.
In 2024, Philips continued general productivity actions aimed at simplifying the organization as part of its multi-year plan designed to create value with sustainable impact. This included the further reduction of 2,000 roles, thereby completing the planned reduction of 10,000 roles globally across the organization by 2025 ahead of schedule. Severance and termination-related costs of EUR 140 million were recorded in 2023.
Legal provisions
The company and certain of its group companies and former group companies are involved as a party in legal proceedings, including regulatory and other governmental proceedings.
Additions mainly relate to the legal provision in connection with the settlement of Respironics personal injury and medical monitoring claims in the US of EUR 982 million (discounted). Under the settlement Philips Respironics has agreed to pay a total of USD 1.1 billion. Most of the related payments are expected in 2025. In the first half of 2024 Philips Respironics recorded insurance income of EUR 538 million in connection with the agreement with insurers to partially reimburse the Respironics recall related product liability claims. This amount was paid in full to the company in 2024.
Utilizations of EUR 477 million mainly relate to the economic loss class action settlement in the US that was paid in 2024.
For details of other legal matters, including regulatory and other governmental proceedings, refer to Contingencies.
The company expects the provisions to be utilized mainly within the next three years.
Contingent consideration provisions
There is no material movement in 2024 and approximately EUR 21 million of the long-term provision is expected to be utilized within the next three years, with the remainder after four years.
Other provisions
The main elements of other provisions are:
Philips Group
Other provisions in millions of EUR unless otherwise stated

	2023	2024
Other long-term employee benefits	77	80
Self-insurance	63	60
Non-income taxes / social security	51	48
Rights of return	39	44
Decommissioning costs	34	37
Onerous contracts	76	66
Remaining	89	111
Balance as of December 31	429	446
Onerous contracts reflect non-cancellable commitments on supplies for which no future demand or alternative usage has been identified.
Remaining provisions relate to a variety of positions, for example provision for disability of employees and provision for royalty obligations.
Releases in 2023 and 2024 are due to the reassessment of the positions in other provisions throughout the year.
The company expects the other provisions to be utilized mainly within the next five years.